UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 12, 2022 (January 10, 2022)

Date of Report (date of earliest event reported)

UpHealth, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38924	83-3838045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14000 S. Military Trail, Suite 203

Delray Beach, FL 33484

(Address of principal executive offices)

(312) 618-1322

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPH	New York Stock Exchange
Redeemable Warrants, exercisable for one share of Common Stock at an exercise price of $11.50 per share	UPH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2022, Al Gatmaitan submitted his resignation from his position as Chief Operating Officer of UpHealth, Inc. (the “Company”) effective immediately. In connection with Mr. Gatmaitan’s resignation, on January 10, 2022, the Compensation Committee of the Board of Directors of the Company approved, and the Company and Mr. Gatmaitan entered into, a Separation Agreement and Release (the “Separation Agreement”). Under the Separation Agreement, which contains a customary release of claims in favor of the Company, (i) the Company agrees to pay Mr. Gatmaitan a severance payment of twenty-five thousand dollars ($25,000.00), less applicable withholdings, which is the equivalent of one month of Mr. Gatmaitan’s base salary in effect on the date of the Separation Agreement, of which eleven thousand six hundred and fourteen dollars and sixty-one cents ($11,614.61) has already been paid to Mr. Gatmaitan via payroll on January 6, 2022, and the remainder will be paid within ten days of January 18, 2022, so long as the Separation Agreement has not been revoked by either party before that date (the “Effective Date”), and (ii) restricted stock units (“RSUs”) for 103,627 shares of the total of 310,881 RSUs held by Mr. Gatmaitan will not be deemed terminated and forfeited by Mr. Gatmaitan upon his resignation on January 10, 2022, and will vest as of the Effective Date.

The foregoing description is only a summary of the Separation Agreement and is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Item

10.1	Separation Agreement and Release dated January 10, 2022 by and between UpHealth, Inc. and Al Gatmaitan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2022

By:	/s/ Ramesh Balakrishnan
Name:	Dr. Ramesh Balakrishnan
Title:	Chief Executive Officer